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                                                                    EXHIBIT 99.1

                                     PROXY
                              BAY AREA BANCSHARES
                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                        SPECIAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Bay Area Bancshares (the "Company") hereby appoints Gary S. Goss, Robert R. Haight and Dennis W. Royer and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held ____________ ___, 1999 at ______ A.M. and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

     1. To approve and adopt the Agreement and Plan of Reorganization dated as of January 26, 1999 by and between Bay Area Bancshares and Greater Bay Bancorp, and the transactions contemplated thereby, including the merger of Bay Area Bancshares with and into Greater Bay Bancorp.

          [_]   FOR           [_]   AGAINST            [_]   ABSTAIN

     2. To transact such other business as may properly come before the meeting.

     (This proxy will be voted as directed by the shareholder or, if no instructions are given by the shareholder, the proxy holders will vote "FOR" the above proposal.)

                                      (Continued and to be signed on other side)

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(Continued from other side)

THE PROXY HOLDERS DESIGNATED BY THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSAL. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


--------------------------------       -----------------------------------, 1999
NUMBER OF SHARES                       DATED

                                       -----------------------------------
                                       Signature of Shareholder


                                       -----------------------------------
                                       Print Name


                                       -----------------------------------
                                       Signature of Shareholder


                                       -----------------------------------
                                       Print Name

                        When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.
                        I/we do [_] do not [_] expect to attend this meeting.